Organization	12 Months Ended
Dec. 31, 2015
Organization
Organization

1. Organization

Strongbridge Biopharma plc (formerly known as Cortendo AB) is a biopharmaceutical company incorporated in Ireland and based in the United States. We are focused on the development, in‑licensing, acquisition and eventual commercialization of multiple complementary products and product candidates within the franchises that target rare diseases. Our primary focus to date has been to build our rare endocrine franchise, which includes product candidates for the treatment of Cushing’s syndrome and acromegaly, two rare diseases with a high unmet need for innovative treatment options. We also intend to identify and in‑license or acquire products or product candidates that will be complementary to our existing rare endocrine franchise or that would form the basis for new rare disease franchises.

On October 15, 2015, a registration statement was declared effective by the U.S. Securities and Exchange Commission and on October 16, 2015 we initiated our initial U.S. public offering (IPO) of 2,500,000 ordinary shares at a price of $10.00 per share.  The aggregate net proceeds received by us from the IPO were $19.5 million.  Our shares began trading on The NASDAQ Global Select Market under the symbol "SBBP".  On October 20, 2015, trading ceased on the Norwegian Over‑The‑Counter Market, or NOTC.

Exchange offer

On May 26, 2015, Strongbridge Biopharma plc (then named Cortendo plc), was incorporated under the laws of Ireland.

On August 7, 2015, Strongbridge Biopharma plc initiated an exchange offer for the outstanding shares of Cortendo AB. The exchange offer was structured as a one‑for‑one exchange offer in which shareholders of Cortendo AB exchanged their common shares, with a par value of $0.15, for beneficial interests in ordinary shares of Strongbridge Biopharma plc, with a par value of $0.01, in the form of Norwegian depositary receipts and, as the case may be, Swedish depositary receipts (except for non‑accredited investors who hold Cortendo AB shares located in the United States, who were offered cash in an amount equivalent to the value of the Strongbridge Biopharma plc shares such investors would otherwise receive for their Cortendo AB shares exchanged).

The exchange offer was settled on September 8, 2015, and Cortendo AB became a subsidiary with 99.582% of its shares being owned by Strongbridge Biopharma plc. Accordingly, Strongbridge Biopharma plc is a continuation of Cortendo AB, the predecessor, and the consolidated financial statements represent the assets, liabilities and results of operations of Cortendo AB, for all periods presented.

On September 8, 2015, Strongbridge Biopharma plc effected a 1‑for‑11 reverse stock split of its ordinary shares. Accordingly, the consolidated financial statements and notes retroactively reflect the capital structure of Strongbridge Biopharma plc after giving effect to the exchange offer and the reverse stock split. With affect from September 8, 2015, the 0.418% of Cortendo AB not owned by Strongbridge Biopharma plc, is accounted for as a non‑controlling interest.

Liquidity

We believe that our cash resources of $51.6 million at December 31, 2015 will be sufficient to allow us to fund planned operations into the fourth quarter of 2017, which is after the expected receipt of data from the COR-003 SONICS trial.    As we continue to incur losses, our transition to profitability is dependent upon the successful development, approval and commercialization of our product candidates and achieving a level of revenues adequate to support our cost structure. We may never achieve profitability, and unless and until we do, we will continue to need to raise additional capital. Our management intends to fund future operations through additional equity offerings, and may seek additional capital through arrangements with strategic partners or from other sources. There can be no assurances, however, that additional funding will be available on terms acceptable to us.